GOLDMAN SACHS TRUST

Goldman Sachs Fundamental International Equity Funds
Class A Shares, Class B Shares, Class C Shares, Institutional Shares, Service Shares, Class IR Shares and Class R Shares (as applicable) of the
Goldman Sachs Concentrated International Equity Fund
Goldman Sachs International Small Cap Fund
Goldman Sachs Strategic International Equity Fund

Goldman Sachs Fundamental Emerging Markets Equity Funds
Class A Shares, Class B Shares, Class C Shares,
Institutional Shares and Service Shares (as applicable) of the
Goldman Sachs Asia Equity Fund
Goldman Sachs BRIC Fund (Brazil, Russia, India, China)
Goldman Sachs Emerging Markets Equity Fund

Goldman Sachs Structured International Equity Funds
Class A Shares, Class B Shares, Class C Shares, Institutional Shares, Service Shares, Class IR Shares and Class R Shares (as applicable) of the
Structured International Small Cap Fund
Structured International Equity Fund
Structured Emerging Markets Equity Fund
Structured International Equity Flex Fund

Goldman Sachs Structured Domestic Equity Funds
Class A Shares, Class B Shares, Class C Shares, Institutional Shares, Service Shares, Class R Shares and Class IR Shares (as applicable) of the
Goldman Sachs Balanced Fund
Goldman Sachs Structured Large Cap Value Fund
Goldman Sachs Structured U.S. Equity Fund
Goldman Sachs Structured Large Cap Growth Fund
Goldman Sachs Structured Small Cap Value Fund
Goldman Sachs Structured Small Cap Growth Fund
Goldman Sachs Structured Small Cap Equity Fund

Supplement dated April 27, 2010 to the
Prospectuses dated February 26, 2010

On April 16, 2010, the Securities and Exchange Commission (“SEC”) brought an action under the U.S. federal securities laws in the U.S. District Court for the Southern District of New York against Goldman, Sachs & Co. (“GS&Co.”) and one of its employees alleging that they made materially misleading statements and omissions in connection with a 2007 private placement of securities relating to a synthetic collateralized debt obligation sold to two institutional investors. GS&Co. and/or other affiliates of The Goldman Sachs Group, Inc. have received or may in the future receive notices and requests for information from various regulators, and have become or may in the future become involved in legal proceedings, based on allegations similar to those made by the SEC or other matters.

Neither Goldman Sachs Asset Management, L.P. or Goldman Sachs Asset Management International (collectively “GSAM”) nor any GSAM-managed funds have been named in the complaint. Moreover, the SEC complaint does not seek any penalties against them or against any employee who is or has been part of GSAM.

In the view of GS&Co. and GSAM, neither the matters alleged in this or any such similar proceedings nor their eventual resolution are likely to have a material affect on the ability of GS&Co., GSAM or their affiliates to provide services to GSAM-managed funds. Due to a provision in the law governing the operation of mutual funds, the resolution of the SEC action could, under certain circumstances, result in a situation in which GS&Co., GSAM and their affiliates would be ineligible to serve as an investment adviser or principal underwriter for U.S.-registered mutual funds absent an exemption from the SEC. While there is no assurance that such an exemption would be granted, the SEC has granted this type of relief in the past.

This Supplement should be retained with your Prospectus for future reference.

FEBFDSSTK 4-10